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                                                                 Exhibit 23.1


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCONTING FIRM


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-138249 and 333-119636) of Aehr Test Systems of our report dated August 28, 2008 relating to the consolidated financial statements, which appears in this Form 10-K.


/s/ Burr, Pilger & Mayer LLP

San Jose, California
August 28, 2008